SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                Date of Report:

                                March 11, 1996

                     AIR & WATER TECHNOLOGIES CORPORATION


  (Exact name of registrant as specified in its charter)


      Delaware                        033-17921            13-3418759
(State or other jurisdiction   (Commission               (IRS Employer
  of incorporation)                   File No.)      Identification No.)



      P.O. Box 1500
      Somerville, New Jersey                                   08876
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (908) 685-4000



        ______________________________________________________________
        (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         (a) and (b)       By letter dated March 13, 1996 (the "March 13
Letter"), the Chairman of the Board and Chief Executive Officer of Air & Water Technologies Corporation ("AWT") advised Arthur Andersen LLP that Arthur Andersen would be replaced as AWT's independent accountants effective March
13, 1996 and that AWT has appointed McGladrey & Pullen, LLP, independent public accountants, to audit the financial statements of AWT for the fiscal year ending October 31, 1996, subject to approval of such appointment by AWT's stockholders at AWT's Annual Meeting of Stockholders scheduled to be held on April 29, 1996.

         The decision to change accountants was recommended by the Audit Committee of AWT's Board of Directors and was based upon the Audit Committee's conclusion that McGladrey & Pullen (i) could provide substantially identical accounting and auditing services to AWT at significantly reduced costs, and
(ii) as a member of RSM International ("RSMI"), is affiliated with the French firm Salustro Reydel, also a member of RSMI, the auditors for Compagnie Generale des Eaux (AWT's largest stockholder).

         The auditors' reports of Arthur Andersen on AWT's financial statements for each of the two most recent fiscal years reported upon contained no adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, other than the report with respect to the 1994 fiscal year, which contained an uncertainty paragraph regarding the ultimate collectibility of a significant account receivable. The uncertainty was satisfactorily resolved in fiscal year 1995. During those two fiscal years and the period from the end of the most recent fiscal year to the date of this report on Form 8-K, there was no disagreement with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During this period, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         AWT has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(c)  Exhibits

         (16) Letter from Arthur Andersen LLP dated March 15, 1996 regarding the change in certifying accountants.


                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Air & Water Technologies
                                       Corporation


                                    By /s/ Douglas A. Satzger
                                        Name: Douglas A. Satzger
                                        Title: Senior Vice President

March 15, 1996